UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2006

CEDAR FAIR, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9444	34-1560655

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Cedar Point Drive
Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)
(419) 626-0830
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-23.1
EX-99.1
EX-99.2
EX-99.3

On July 7, 2006, Cedar Fair, L.P. (“Cedar Fair”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”), on which, among other things, Cedar Fair reported the acquisition of all of the outstanding shares of capital stock of Paramount Parks (“Paramount Parks”) under Item 2.01. Cedar Fair hereby amends the Initial Report in order to provide the financial information required by Items 9.01(a) and (b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The following audited financial statements of Paramount Parks are being filed with this report as Exhibit 99.1:
•	Report of Independent Auditors;

•	Combined Statements of Operations for each of the three years in the period ended December 31, 2005;

•	Combined Balance Sheets at December 31, 2005 and 2004;

•	Combined Statements of Invested Equity and Comprehensive Income for each of the three years in the period ended December 31, 2005;

•	Combined Statements of Cash Flows for each of the three years in the period ended December 31, 2005;

•	Notes to Combined Financial Statements.
The following unaudited interim financial statements of Paramount Parks are being filed with this report as Exhibit 99.2:
•	Unaudited Condensed Combined Statements of Operations for the six months ended June 30, 2006 and 2005;

•	Unaudited Condensed Combined Balance Sheet as of June 30, 2006;

•	Unaudited Condensed Combined Statements of Cash Flows for the six months ended June 30, 2006 and 2005;

•	Notes to Unaudited Condensed Combined Financial Statements.
(b)	Unaudited Pro Forma Financial Information.

The following unaudited pro forma financial information is being filed with this report as Exhibit 99.3:
•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 25, 2006;

•	Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of June 25, 2006;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six month period ended June 25, 2006;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005;

•	Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.
(d)	Exhibits.

Number	Exhibit

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Audited Financial Statements listed in Item 9.01(a)

Exhibit 99.2	Unaudited Interim Financial Statements listed in Item 9.01(a)

Exhibit 99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

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SIGNATURES
     Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

Cedar Fair, L.P. (Registrant)
September 18, 2006	/s/ Peter J. Crage
Peter J. Crage
Corporate Vice President — Finance and Chief Financial Officer

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INDEX TO EXHIBITS

Number	Exhibit	Page

23.1	Consent of PricewaterhouseCoopers LLP	5

99.1	Audited Financial Statements listed in Item 9.01(a)	6

99.2	Unaudited Interim Financial Statements listed in Item 9.01(a)	25

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)	30

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